UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 10, 2007

Burlington Northern Santa Fe Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11535	41-1804964
(Commission File Number)	(IRS Employer Identification No.)

2650 Lou Menk Drive, Fort Worth, TX	76131
(Address of Principal Executive Offices)	(Zip Code)

(800) 795-2673

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Burlington Northern Santa Fe Corporation (“BNSF”) entered into an underwriting agreement (the “Agreement”) dated as of April 10, 2007, with Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which BNSF agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $650 million in aggregate principal amount of 5.65% debentures due on May 1, 2017, and $650 million in aggregate principal amount of 6.15% debentures due on May 1, 2037, as described in the prospectus supplement dated April 10, 2007 filed pursuant to BNSF’s shelf registration statement on Form S-3, Registration No. 333-130214 (the “Registration Statement”).

The debentures will be issued under the Indenture dated as of December 1, 1995, as supplemented by the First Supplemental Indenture dated as of April 13, 2007, between BNSF and The Bank of New York Trust Company, N.A., as successor in interest to The First National Bank of Chicago, as trustee, and an officers’ certificate providing for the issuance of the debentures. The Underwriters will deliver the debentures against payment on April 13, 2007.

A copy of the underwriting agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date:	April 13, 2007	By:	/s/ Roger Nober
Roger Nober
Executive Vice President Law and Secretary

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description
1.1	Underwriting Agreement, dated April 10, 2007, among Burlington Northern Santa Fe Corporation and Citigroup Global Markets Inc., Goldman, Sachs & Co., and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

4.1	First Supplemental Indenture, dated as of April 13, 2007, to Indenture dated as of December 1, 1995, between Burlington Northern Santa Fe Corporation and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Officers’ Certificate of Determination as to the terms of BNSF’s 5.65% Debentures due May 1, 2017 and 6.15% Debentures due May 1, 2037, including the forms of the Debentures.

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP, as to the validity of the securities being offered.

23	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).